Exhibit 99.1

SCIENTIFIC GAMES TO ACQUIRE WMS

Combination Will Create a Global Gaming Company with a Broad Portfolio of Products and Services for the Lottery and Gaming Industries

Company to Deliver Innovative Content, World-Class Technology and Industry-Leading Services

Transaction Expected to be Immediately Accretive to Scientific Games’ EPS and Free Cash Flow

Conference Call Today at 8:00 am ET

NEW YORK, JANUARY 31, 2013 – Scientific Games Corporation (Nasdaq: SGMS) and WMS Industries Inc. (NYSE: WMS) today announced that the companies have entered into a definitive agreement under which Scientific Games has agreed to acquire WMS for $26.00 in cash per common share or approximately $1.5 billion.

The transaction, which was unanimously approved by both the Scientific Games and WMS Boards of Directors, combines two leading companies in the gaming industry to create an organization that will supply an extensive range of products and services to public and private sector lottery and gaming customers throughout the world. Scientific Games is a leader in the supply of lottery instant tickets, lottery and video gaming systems and server-based gaming. WMS is a leader in the supply of gaming machines and interactive gaming content.

“The acquisition of WMS is transformational for Scientific Games, enabling us to offer a complete portfolio of lottery and gaming products and services to both new and existing customers around the world,” said A. Lorne Weil, Scientific Games’ Chairman and Chief Executive Officer. “We expect to combine our game content, technology, operational capabilities and respective geographic footprints to create an enterprise poised to capitalize on significant growth opportunities around the globe.”

“This combination will diversify Scientific Games’ revenue base, expand margins and propel future growth opportunities. Importantly, as we realize efficiencies from our increased size and scope, we should be able to deliver meaningful value to shareholders through the deal’s immediate earnings per share accretion, significantly improved free cash flow and anticipated synergies,” said Jeffrey S. Lipkin, Scientific Games’ Chief Financial Officer.

“The combination of Scientific Games and WMS yields tremendous benefits to our customers, shareholders and employees,” said Brian R. Gamache, WMS’ Chairman and Chief Executive Officer. “We view this transaction as the next logical and strategic step in offering continued innovation in gaming. Shareholders will enjoy a meaningful premium for their shares and employees will have expanded career opportunities as part of a larger, broader and more diverse organization. We are delighted with this transaction and look forward to working with our new colleagues at Scientific Games.”

Improved Operating Efficiencies

Scientific Games expects to achieve synergies through revenue growth, shared costs and larger scale, as well as by monetizing its significant U.S. tax attributes. The combined company will also be able to efficiently utilize shared manufacturing, engineering, software, field maintenance and customer service to drive growth and cost savings.

Excluding anticipated synergies, the combined companies generated combined revenue of approximately $1.6 billion and Combined Attributable EBITDA of approximately $579 million over the trailing 12-month period ended September 30, 2012.

Complementary Businesses Leveraging Core Competencies

Scientific Games and WMS will draw on each organization’s core strengths to broaden offerings, bring gaming products to new sectors and geographies, accelerate key growth initiatives and offer enhanced capabilities, systems, field service and content. Scientific Games’ strong global footprint, including its position in server-based gaming, should help accelerate WMS’ international development initiatives. The addition of WMS’ gaming business will also diversify Scientific Games’ global business assets. Furthermore, Scientific Games and WMS are both known for their product innovation and creative content and will offer an expansive combined portfolio to customers. The combined company will be well positioned to capitalize on government sponsored gaming utilizing Scientific Games’ established global platform and experience in providing lottery and gaming systems, products and services to governments.

Strengthened Position in Interactive Gaming

The combined iLottery/iGaming platform and content will significantly expand the scope of the combined company’s interactive products. WMS has a well-developed iGaming platform, including social and mobile gaming, while Scientific Games has an advanced platform for iLottery, sports book and loyalty/rewards. Scientific Games expects significant opportunities to cross-sell these products to the companies’ respective customers.

Transaction Terms and Execution

Scientific Games will acquire all of the outstanding shares of WMS for $26.00 per share in cash, for a total enterprise value of approximately $1.5 billion, including debt of $85 million and cash on hand of $55 million as of September 30, 2012. This consideration represents an EBITDA multiple of 6.0x WMS’ Adjusted EBITDA of $246 million for the trailing 12-month period ended September 30, 2012, excluding synergies that Scientific Games expects to achieve.

The acquisition, which is subject to the approvals of WMS shareholders and gaming regulatory authorities and other customary closing conditions, is expected to be completed by the end of 2013. Scientific Games has obtained committed financing for the transaction and the transaction is not subject to a financing contingency.

Financial and Legal Advisory

BofA Merrill Lynch and Credit Suisse Securities (USA) LLC served as the financial advisors to Scientific Games and Cleary Gottlieb Steen & Hamilton LLP served as the legal advisor to Scientific Games for the transaction. BofA Merrill Lynch, Credit Suisse and UBS provided the committed financing for the transaction, with Latham & Watkins LLP serving as the legal advisor to Scientific Games for such financing.

Macquarie Capital acted as exclusive financial advisor to WMS with respect to this transaction and Skadden, Arps, Slate, Meagher & Flom LLP and Blank Rome LLP served as WMS’ legal advisors.

Conference Call Details

Scientific Games will host a conference call today, January 31, 2013 at 8:00 am Eastern Time to discuss the proposed acquisition. To access the call live via a listen-only webcast, please visit www.scientificgames.com and click on the webcast link under the Investor Information section. To access the call by telephone, please dial (866) 730-5769 (U.S. and Canada) or (857-350-1593) (international). The conference ID is 20589745.

A presentation that will be discussed on the call will be available in the Investor Information section on the Scientific Games website prior to the conference call. A replay of the webcast and accompanying presentation will be archived in the Investor Information section on the Scientific Games website.

About Scientific Games

Scientific Games Corporation is a global leader in providing customized, end-to-end gaming solutions to lottery and gaming organizations worldwide. Scientific Games’ integrated array of products and services includes instant lottery games, lottery gaming systems, terminals and services, and internet applications, as well as server-based interactive gaming terminals and associated gaming control systems. For more information, please visit our website at www.scientificgames.com.

About WMS

WMS serves the gaming industry worldwide by designing, manufacturing and marketing games, video and mechanical reel-spinning gaming machines, video lottery terminals and in gaming operations, which consists of the placement of leased participation gaming machines in legal gaming venues. The Company also develops and markets digital gaming content, products, services and end-to-end solutions that address global online wagering and play-for-fun social, casual and mobile gaming opportunities. WMS is proactively addressing the next stage of casino gaming floor evolution with its WAGE-NET® networked gaming solution, a suite of systems technologies and applications designed to increase customers’ revenue generating capabilities and operational efficiency. More information on WMS can be found at www.wms.com or visit the Company on Facebook®, Twitter® or YouTube®.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “estimate,” “should,” “potential,” “opportunity,” or similar terminology. These statements are based upon management’s current expectations, beliefs, assumptions and estimates and are not guarantees of future results or performance. Similarly, statements herein that describe the proposed transaction, including its financial impact, and other statements of management’s expectations, beliefs, assumptions, estimates and goals regarding the proposed transaction are forward-looking statements. It is uncertain whether any of the events or results anticipated by the forward-looking statements (including consummation of the proposed transaction) will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Scientific Games or WMS stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the ability of the parties to consummate the proposed transaction and the satisfaction of the conditions precedent to consummation of the proposed transaction, the ability to secure regulatory approvals at all or in a timely manner; the ability of Scientific Games to successfully integrate WMS’ operations, product lines and technology; the ability of Scientific Games to implement its plans, forecasts and other expectations with respect to WMS’ business after the completion of the transaction and realize additional opportunities for growth and innovation; and the other risks, uncertainties and important factors contained and identified (including under the heading “Risk Factors”) in Scientific Games’ and WMS’ filings with the Securities and Exchange Commission (the “SEC”), such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. Neither Scientific Games nor WMS undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances. WMS is responsible for information in this press release concerning WMS and Scientific Games is responsible for information in this press release concerning Scientific Games.

Non-GAAP Financial Measures

Attributable EBITDA, Adjusted EBITDA and Combined Attributable EBITDA as used herein are non-GAAP measurements. Attributable EBITDA of Scientific Games is based on the definition of “consolidated EBITDA” in Scientific Games’ credit agreement (summarized in its November 6, 2012 press release), except that Attributable EBITDA includes its share of the EBITDA of all of its equity investments (whereas “consolidated EBITDA” for purposes of the credit agreement generally includes its share of the EBITDA of its Italian joint venture but only the income of its other equity investments to the extent it has been distributed to Scientific Games). Attributable EBITDA is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net income (loss) in the accompanying table. Adjusted EBITDA of WMS is defined as earnings before depreciation, amortization, income taxes, interest income and expense, share-based compensation and other non-cash items, including non-cash impairment and restructuring charges. Adjusted EBITDA is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net income (loss) in the accompanying table.

As used herein, Combined Attributable EBITDA reflects the arithmetic sum of Scientific Games’ Attributable EBITDA and WMS’ Adjusted EBITDA for the trailing 12-month period ended September 30, 2012, and does not include any synergies Scientific Games expects to achieve. Combined Attributable EBITDA does not reflect any adjustments resulting from the proposed transaction and does not represent a “pro forma” amount determined in accordance with the SEC’s rules and regulations, including Article 11 of Regulation S-X.

Scientific Games’ management uses Attributable EBITDA in conjunction with GAAP financial measures to: monitor and evaluate the performance of Scientific Games’ business operations, as well as the performance of its equity investments, which have become a more significant part of Scientific Games’ business; facilitate management’s internal comparisons of Scientific Games’ historical operating performance of its business operations; facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; review and assess the operating performance of Scientific Games’ management team; analyze and evaluate financial and strategic planning decisions regarding future operating investments; and plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. Accordingly, Scientific Games’ management believes that this non-GAAP financial measure is useful to investors to provide them with disclosures of Scientific Games’ operating results on the same basis as that used by Scientific Games’ management.

In addition, Scientific Games’ management believes that Attributable EBITDA is helpful in assessing the overall operating performance of Scientific Games and its equity investments and highlighting trends in Scientific Games’ and its equity investments’ core businesses that may not otherwise be apparent when relying solely on GAAP financial measures, because this non-GAAP financial measure eliminates from Scientific Games’ and its equity investments’ earnings financial items that management believes have less bearing on Scientific Games’ and its equity investments’ performance, such as income tax expense, depreciation and amortization expense and interest (income) expense. Moreover, management believes Attributable EBITDA is useful to investors because a significant and increasing amount of Scientific Games’ business is from its equity investments. Scientific Games’ management also believes that Attributable EBITDA is useful to investors because the definition is derived from the definition of “consolidated EBITDA” in Scientific Games’ credit agreement, which is used to calculate Scientific Games’ compliance with the financial covenants contained in the credit agreement. Moreover, Attributable EBITDA is used in determining performance-based bonuses (subject to certain additional adjustments in the discretion of Scientific Games’ Compensation Committee (e.g., to take into account changes in applicable accounting rules during the year)). Accordingly, Scientific Games’ management believes that this non-GAAP financial measure provides both management and investors with financial information that can be useful in assessing Scientific Games’ financial condition and operating performance.

Attributable EBITDA of Scientific Games as used herein should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with GAAP. Attributable EBITDA as defined herein may differ from similarly titled measures presented by other companies. This non-GAAP financial measure, as well as other information in this press release, should be read in conjunction with Scientific Games’ financial statements filed with the Securities and Exchange Commission.

Adjusted EBITDA of WMS is a supplemental non-GAAP financial metric used by WMS’ management and commonly used by industry analysts to evaluate WMS’ financial performance. Adjusted EBITDA provides additional useful information to investors regarding WMS’ ability to service debt and is a commonly used financial analysis metric for measuring and comparing gaming companies in areas of liquidity, operating performance, valuation and leverage. Adjusted EBITDA should not be construed as an alternative to operating income as determined in accordance with U.S. generally accepted accounting principles. All companies do not calculate Adjusted EBITDA in necessarily the same manner, and WMS’ presentation may not be comparable to those presented by other companies.

Additional Information and Where to Find It

WMS intends to file with the SEC a proxy statement in connection with the proposed transaction with Scientific Games. The definitive proxy statement will be sent or given to the stockholders of WMS and will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by WMS with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from WMS by contacting Investor Relations by mail at Attn: Investor Relations, Investor Relations, 800 S. Northpoint Boulevard, Waukegan, IL 60085.

Participants in the Solicitation

Scientific Games and WMS and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about Scientific Games’ directors and executive officers is included in Scientific Games’ Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 29, 2012 and the proxy statement for Scientific Games’ 2012 Annual Meeting of Stockholders, filed with the SEC on April 26, 2012. Information about WMS’ directors and executive officers is included in WMS’ Annual Report on Form 10-K for the fiscal year ended June 30, 2012, filed with the SEC on August 21, 2012 and in the proxy statement for WMS’ 2012 Annual Meeting of Stockholders, filed with the SEC on October 17, 2012. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Contacts

For Scientific Games

Investor Relations:

Cindi Buckwalter, (212) 754-2233

Media Relations:

Aimee Remey, (212) 754-2233

Abernathy MacGregor

Tom Johnson, (212) 371-5999, tbj@abmac.com

Michael Pascale, (212) 371-5999, mmp@abmac.com

For WMS

Investor Relations:

Bill Pfund, (847) 785-3167, bpfund@wms.com

Media Relations:

Mollie Cole, (773) 961-1194, mcole@wms.com

Joe Jaffoni or Richard Land

JCIR, (212) 835-8500, wms@jcir.com